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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): July 14, 2004 (July 12, 2004)

                                 PSB GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Michigan                      000-50301                42-1591104
 (State or other jurisdiction      (Commission File No.)        (IRS Employer
       of incorporation)                                     Identification No.)

           1800 East Twelve Mile Road, Madison Heights, Michigan 48071
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 548-2900

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit Number

                  99.1 Press Release, dated July 12, 2004 issued by PSB Group, Inc.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On July 12, 2004, PSB Group, Inc. issued a news release to report its financial results for the quarter ended June 30, 2004. The release is furnished as Exhibit 99.1 hereto.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PSB GROUP, INC.


Dated: July 13, 2004                  By:  /s/Robert L. Cole
                                         ---------------------------------------
                                          Robert L. Cole
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
   99.1           Press Release, dated July 12, 2004 issued by PSB Group, Inc.